EXHIBIT 99.3

VIRTUALFUND.COM, INC.

UNAUDITED PROFORMA COMBINED FINANCIAL STATEMENTS

On January 10, 2003, VirtualFund.com, Inc. (“VirtualFund” or the “Company”) entered into an Agreement and Plan of Merger whereby the Company’s wholly owned subsidiary merged with and into Marquest Financial, Inc. (“Marquest”).  The Merger was closed on such date.  As consideration for the Merger, the Company issued 3,000,000 shares of the Company’s common stock, at $0.12 per share and $80,000 in cash to the sole shareholder of Marquest.  Funds from the Company’s working capital were used to pay the cash portion of the merger consideration.

The acquisition of Marquest has been accounted for as a purchase, and accordingly, a portion of the purchase price has been allocated to assets acquired and liabilities assumed based on fair values on the acquisition date.  There being no identifiable intangible assets, the excess of the net assets assumed and the purchase price was allocated to goodwill.  Goodwill is not being amortized, but will be reviewed annually for impairment in accordance with Statement of Financial Accounting Standards No. 142.  The allocation of the aggregate purchase price reflected in the Pro Forma Financial Information is preliminary.  The final allocation of the purchase price is subject to change.  However, that allocation is not expected to differ materially from the preliminary allocation.

Marquest, prior to being acquired, was an S corporation as defined by the Internal Revenue Code.  Therefore, all income and losses from operations to the date of acquisition flowed through to the previous owner for income tax purposes.  In the attached Pro Forma Combined Financial Statements, tax implications were not included because they were deemed insignificant to the combined entity.

The following unaudited Pro Forma Combined Balance Sheet is derived by combining the balance sheets of VirtualFund and Marquest as of September 30, 2002, and assumes the merger took place as of September 30, 2002.  The following unaudited Pro Forma Combined Statements of Operations for the three months ended September 30, 2002 are derived from the Statements of Operations of Marquest for the quarter ended September 30, 2002, combined with the Statement of Operations of VirtualFund for the quarter ended September 30, 2002.  The Pro Forma Combined Statements of Operations for the fiscal year ended June 30, 2002 are derived from combining VirtualFund’s Statement of Operations for the fiscal year ended June 30, 2002 with the unaudited Statements of Operations of Marquest for the twelve months ended June 30, 2002, to reflect the merger of Marquest as if it had occurred at July 1, 2001.

The unaudited Pro Forma Combined Balance Sheet and Statements of Operations should be read in conjunction with the historical financial statements of VirtualFund and Marquest and the related notes thereto.  The unaudited Pro Forma Combined Statements of Operations are not necessarily indicative of the results of operations that may have actually occurred had the acquisition occurred on the dates specified, or of the future results of the combined companies.  The pro forma adjustments are based on available information and certain adjustments that VirtualFund believes are reasonable.  All adjustments have been made that are necessary to present fairly the unaudited pro forma combined financial statements.

EXHIBIT 99.3

VIRTUALFUND.COM, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

SEPTEMBER 30, 2002

			Pro Forma		Pro Forma
	VirtualFund	Marquest	Adjustments		Combined
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$1,829,599	$5,225	$(149,000)	1	$1,685,824
Marketable securities	1,145,732	25,000	—		1,170,732
Receivables, net	24,661	247,564	—		272,225
Notes receivable	203,838	—	—		203,838
Prepaid expenses	1,335,063	—	—		1,335,063
TOTAL CURRENT ASSETS	4,538,893	277,789	(149,000)		4,667,682

PROPERTY AND EQUIPMENT, NET	2,500	85,026	(45,666)	2	41,860
NOTES RECEIVABLE	73,386	—	—		73,386
NOTES RECEIVABLE — RELATED PARTIES	158,808	—	—		158,808
MARKETABLE SECURITIES	252,610	—	—		252,610
OTHER INVESTMENTS	200,000	—	—		200,000
GOODWILL	—	—	312,568	1,2,3, 4,5	312,568

	$5,226,197	$362,815	$117,902		$5,706,914

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Bank credit line	$—	$78,456	$—		$78,456
Accounts payable	516,956	42,261	—		559,217
Net liabilities of discontinued operations	205,155	—	—		205,155
TOTAL CURRENT LIABILITIES	722,111	120,717	—		842,828

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY
Common stock	152,036	10	29,990	3,4	182,036
Additional paid-in capital	36,142,472	176,170	153,830	3,4	36,472,472
Accumulated other comprehensive income	533,781	—	—		533,781
Retained earnings (accumulated deficit)	(32,324,203)	65,918	(65,918)	4,5	(32,324,203)
	4,504,086	242,098	117,902		4,864,086

	$5,226,197	$362,815	$117,902		$5,706,914

See notes to unaudited proforma combined financial statements.

EXHIBIT 99.3

VIRTUALFUND.COM, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

THREE MONTHS ENDED SEPTEMBER 30, 2002

			Pro Forma		Pro Forma
	VirtualFund	Marquest	Adjustments		Combined
NET SALES	$—	$601,089	$—		$601,089

OPERATING EXPENSES	377,352	525,476	25,011	5,6	927,839

OPERATING INCOME (LOSS)	(377,352)	75,613	(25,011)		(326,750)

OTHER INCOME (EXPENSE)
Interest expense	—	(1,285)	—		(1,285)
Interest income	20,854	—	—		20,854
Other income	32,872	—	—		32,872
	53,726	(1,285)	—		52,441

INCOME (LOSS) FROM CONTINUING OPERATIONS	(323,626)	74,328	(25,011)		(274,309)

INCOME FROM DISCONTINUED OPERATIONS
Net of income tax provision (benefit) of $-0-	500,000	—	—		500,000

NET INCOME	$176,374	$74,328	$(25,011)		$225,691

NET INCOME (LOSS) PER COMMON SHARE — BASIC AND DILUTED
Continuing operations	$(0.02)				$(0.02)
Discontinued operations	0.03				0.03
	$0.01				$0.01

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — BASIC AND DILUTED	15,203,617		3,000,000		18,203,617

See notes to unaudited proforma combined financial statements.

EXHIBIT 99.3

VIRTUALFUND.COM, INC. AND SUBSIDIARIES

PRO FORMA COMBINED STATEMENT OF OPERATIONS

YEAR ENDED JUNE 30, 2002

			Pro Forma		Pro Forma
	VirtualFund	Marquest	Adjustments		Combined
	(audited)
NET SALES	$—	$1,855,161	$—		$1,855,161

OPERATING EXPENSES:
General and administrative	2,543,329	1,515,902	100,047	5,6	4,159,278
Nonrecurring and restructuring charges	(101,119)	—	—		(101,119)
	2,442,210	1,515,902	100,047		4,058,159

OPERATING INCOME (LOSS)	(2,442,210)	339,259	(100,047)		(2,202,998)

OTHER INCOME (EXPENSE)
Interest expense	(1,640)	(2,940)			(4,580)
Interest income	210,192	—			210,192
Other income	493,355	—			493,355
	701,907	(2,940)	—		698,967

INCOME (LOSS) FROM CONTINUING OPERATIONS	(1,740,303)	336,319	(100,047)		(1,504,031)

INCOME FROM DISCONTINUED OPERATIONS
Net of income tax provision (benefit) of $-0-	1,418,945	—	—		1,418,945

NET INCOME (LOSS)	$(321,358)	$336,319	$(100,047)		$(85,086)

NET INCOME (LOSS) PER COMMON SHARE — BASIC AND DILUTED
Continuing operations	$(0.11)				$(0.08)
Discontinued operations	0.09				0.08
	$(0.02)				$0.00

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — BASIC AND DILUTED	15,454,185		3,000,000		18,454,185

See notes to unaudited proforma combined financial statements.

EXHIBIT 99.3

VirtualFund.com, Inc. and Subsidiaries

Notes to Unaudited Pro Forma Combined Financial Statements

1.

The $149,000 reduction to cash in the Pro Forma Balance Sheet reflects the $80,000 payment made to Mr. Graca under terms of the Agreement and Plan of Merger and the one time bonus of $69,000 made to Mr. Graca under terms of the Employment Agreement.

2.

A $45,666 Pro Forma Balance Sheet adjustment reduces the Marquest property and equipment balance to reflect the difference between book value and the estimated fair market value as of the date of acquisition.

3.	To record the issuance of 3,000,000 common shares to Mr. Graca at $.12 per share, a $30,000 adjustment was made to record the $.01 common stock par value, and $330,000 to additional paid-in capital.
4.	To eliminate the equity of Marquest from the Pro Forma Combined Balance Sheet.
5.	To reflect depreciation on acquired assets, $4,989 was recorded for the three months ending September 30, 2002, and $19,953 was recorded for the year ended June 30, 2002, totaling $24,942.
6.	For purposes of these pro forma financial statements, Mr. Graca’s annual compensation has been set at $120,000, or $30,000 per quarter, consistent with his employment agreement.